Fees Summary	Jul. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	124,011.00
Total Transaction Valuation	810,000,000.00
Total Offset Amount	0.00
Net Fee	$ 124,011.00